                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  WE, THE UNDERSIGNED, HEREBY SEVERALLY CONSTITUTE AND APPOINT JOHN F. O'BRIEN, JOHN F. KELLY, AND EDWARD J. PARRY, III, AND EACH OF THEM SINGLY, OUR TRUE AND LAWFUL ATTORNEYS, WITH FULL POWER IN EACH OF THEM, SIGN FOR AND IN OUR NAMES AND IN ANY AND ALL CAPACITIES, FORM 10-K OF ALLMERICA PROPERTY & CASUALTY COMPANIES, INC. (THE "COMPANY") AND ANY OTHER FILINGS MADE ON BEHALF OF SAID COMPANY PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AND TO FILE THE SAME WITH ALL EXHIBITS AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS AND EACH OF THEM, ACTING ALONE, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS OR ANY OF THEM MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF. WITNESS OUR HANDS AND COMMON SEAL ON THE DATE SET FORTH BELOW.

              SIGNATURE                        TITLE                 DATE

         /s/ John F. O'Brien           Director, President         2/24/97
-------------------------------------   and CEO
           JOHN F. O'BRIEN

       /s/ Michael P. Angelini         Director                    2/24/97
-------------------------------------
         MICHAEL P. ANGELINI

        /s/ David A. Barrett           Director                    2/24//97
-------------------------------------
          DAVID A. BARRETT

      /s/ James A. Cotter, Jr.         Director                    2/24/97
-------------------------------------
        JAMES A. COTTER, JR.

        /s/ Gail L. Harrison           Director                    2/24/97
-------------------------------------
          GAIL L. HARRISON

        /s/ M Howard Jacobson          Director                    2/24/97
-------------------------------------
          M HOWARD JACOBSON

        /s/ Dona Scott Laskey          Director                    2/24/97
-------------------------------------
          DONA SCOTT LASKEY

        /s/ Eric A. Simonsen           Director, Vice              2/24/97
-------------------------------------   President
          ERIC A. SIMONSEN

       /s/ Robert G. Stachler          Director                    2/24/97
-------------------------------------
         ROBERT G. STACHLER

        /s/ Herbert M. Varnum          Director                    2/24/97
-------------------------------------
          HERBERT M. VARNUM

      /s/ Richard Manning Wall         Director                    2/24/97
-------------------------------------
        RICHARD MANNING WALL